SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2002

TCF®

TCF Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10253	41-1591444
(Commission File Number)	(IRS Employer Notification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant’s Telephone Number)

Item 9.    Regulation FD Disclosure

Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the second quarter of 2002 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Certain financial information has not been prepared in accordance with GAAP.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

The presentation is also available on the Company’s website at www.tcfexpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

The Leader In

Convenience Banking

1.)  Corporate Profile

At June 30, 2002

•               $11.5 billion financial holding company headquartered in Minnesota; 38th largest(1)  public bank in the U.S. based on market cap

•               378 bank branches, including 238 full-service supermarket branches (4th largest in U.S.)

•               1,134 EXPRESS TELLER® ATMs, 707 off-site

•               1.3 million checking accounts

•               1.3 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume)(2)

(1)     Source: Thomson Financial/Carson

(2)     Source: Visa, at March 31, 2002

2.)  What TCF Does Not Do

•              Unconsolidated subsidiaries, partnerships, SPE’s, etc.

•               Foreign loans or other foreign exposures

•               Interest rate contracts (i.e. swaps, caps, floors) or other derivatives to manage interest rate risk

•               Trust preferred or other exotic capital structures

•               Securitization or gain on sale accounting

•               “Pro forma” earnings

•               Stock option overhang (less than 1/2%)

•               Bank Owned Life Insurance (BOLI)

3.)  Corporate Profile

At June 30, 2002

•               Bank branches located in six states

Supermarket	238	Colorado	14
Traditional	140	Illinois	182
Total	378	Michigan	54
		Minnesota	90
		Wisconsin	33
		Indiana	5

4.)  What Makes TCF Different

•              Convenience

TCF offers convenient services (open seven days a week, 360+ days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•               Growing Customer Base

TCF has a large and fast growing customer base (1.3 million checking accounts, 1.3 million debit cards, etc.).

•               Top-line Revenue Growth

TCF is expanding top-line revenue growth through de novo expansion (201 new branches since 1/1/98), starting new businesses (i.e. Small Business Banking and Discount Brokerage in 2001), and offering new products and services.

5.)  What Makes TCF Different

•              Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost (checking, savings and money market accounts)  Power Liabilities® are growing at double digit rates, contributing a significantly high percentage of TCF’s profits.

•              Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•              Stock Buy-Back

TCF has purchased 20.5 million shares since 1/1/98 at an average cost of $31.11 per share.

                                These purchases contributed to TCF’s diluted EPS growth of +86% over the past five years.

6.)  Share Repurchase Program

(000s)	Shares purchased per quarter
	1998	1999	2000	2001	2002
	($ millions)

First Quarter	1,127	1,738	2,396	1,562	479
Second Quarter	2,121	670	465	751	1,493
Third Quarter	2,370	600	105	1,297
Fourth Quarter	1,931	1,084	278	60

Total	7,549	4,092	3,244	3,670	1,972

Average price	$27.94	$25.93	$22.76	$40.34	$50.53

Since 1997:
Shares	20.5 million
Average Cost	$31.11 per share
Investment	$638.5 million
Value @ 6/30/02	$1,007.9 million

7.)  Share Repurchase — IRR

		Average		Internal Rate
As of 6/30/02:	Total Shares	Price/Share	Total	of Return*

1998	7,549,300	$27.94	$210,939,667	15.1%
1999	4,091,611	25.93	106,106,383	23.7
2000	3,243,800	22.76	73,824,275	43.4
2001	3,670,107	40.34	148,042,876	20.5
June 30, 2002	1,971,675	50.53	99,635,978	(11.9)
Total	20,526,493	31.11	$638,549,179	19.9

*   Price change plus dividend save less after-tax funding costs

8.)  Tangible Equity : Total Assets

	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02
	(%)

Tangible Equity	5.86%	6.31%	6.66%	6.19%	6.28%	6.32%	6.71%	6.87%	6.65%
Internal Benchmark	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%

9.)  Risk Based Capital

($ millions)	6/01	9/01	12/01	3/02	6/02

Actual	$814	$795	$834	$847	$814
Minimum Requirement	$587	$597	$593	$592	$601
Well Capitalized	$734	$746	$741	$740	$752

Tier 1	10.15%	9.66%	10.24%	10.42%	9.83%
Total	11.10%	10.65%	11.26%	11.44%	10.83%

10.)  Power Assets® & Power Liabilities®

11.)  Power Assets®

($ millions)	June 30, 2002
	MN/CO	Lakeshore	Michigan	Consolidated
Commercial Real Estate	$690	$452	$608	$1,750
Change*	21%	25%	10%	18%
Commercial Business	203	87	138	428
Change*	5%	23%	(10)%	2%
Consumer	1,215	981	505	2,701
Change*	14%	16%	16%	15%
Leasing and equipment finance	—	—	—	1,001
Change*	—%	—%	—%	8%
Total	$2,108	$1,520	$1,251	$5,880
Change*	15%	19%	9%	13%

*              Change from June 30, 2001

12.)  Commercial Lending +14%*

	12/98	12/99	12/00	12/01	6/02
	($ millions)
Commercial Real Estate	$811.4	$1,073.5	$1,371.9	$1,622.5	$1,749.5
Commercial Business	$289.1	$351.4	$410.4	$422.4	$428.2

Total	$1,101	$1,425	$1,782	$2,045	$2,178

*     Twelve-month growth rate

13.)  Commercial Loans

At June 30, 2002

•              Commercial real estate — $1,749 million

•               28% apartment loans

•               21% office building loans

•               8% hotel loans

•              Commercial business — $428 million

•              Yield 6.57%

•               Over-30-day delinquency rate .03%

•               2002 net charge-offs .68% (annualized); 2001 net charge-offs .01%

•               Approximately 98% of all commercial loans secured

•               CRE location mix: 87% Midwest, 13% Other

14.)  Consumer Home Equity Lending +16%*

Loan-to-value

	12/98	12/99	12/00	12/01	6/02
	($ millions)
80% or less	$961.0	$932.7	$971.7	$1,178.8	$1,300.6
Over 80-90%	$453.5	$570.6	$648.2	$802.1	$884.3
Over 90-100%	$48.5	$398.9	$486.5	$396.3	$402.5
Over 100%	$54.0	$56.5	$45.6	$66.6	$58.5

Total	$1,517	$1,959	$2,152	$2,444	$2,646

*     Twelve-month growth rate

15.)  Consumer Home Equity Loans

At June 30, 2002

•              Consumer home equity loans and lines of credit 58% variable rate (prime based) and 42% fixed rate

•              69% are closed-end loans, 31% lines of credit

•              Yield 7.89%

•              Over-30-day delinquency rate .60%

•              2002 net charge-offs ..17% (annualized); 2001 net charge-offs .17%

•              Current average loan-to-value 71%

•              Average FICO score 700

•              Average debt-to-income 34%

16.)  Leasing and Equipment Finance +8%*

	12/98	12/99	12/00	12/01	6/02
	($ millions)
Leasing and Equipment Finance	$399	$493	$856	$957	$1,001

*     Twelve-month growth rate

17.)  Leasing and Equipment Finance

At June 30, 2002

•              Origination Segments

•              Winthrop — value-add specialization in computer, telecommunications and point-of-sale equipment

•              Middle Market — focusing on business essential equipment and specialty vehicles

•              Wholesale — discounting or purchasing of lease receivables sourced by third party lessors

•              Small Ticket — specializing in program development with vendors, manufacturers and franchisees

•              Uninstalled backlog of $139.5 million; up $13.4 million from year-end

•              Over-30-day delinquency rate 1.42%

•              2002 net charge-offs ..95% (annualized); 2001 net charge-offs 1.00%

18.)  Leasing and Equipment Finance
        Power Assets®

($ 000s)
	6/30/2002	12/31/2001	Change
Winthrop	$288,872	$307,335	$(18,463)
Wholesale	193,633	204,792	(11,159)
Middle market	259,260	181,826	77,434
Small ticket	115,289	100,691	14,598
Leveraged leases	20,851	17,608	3,243
Subtotal	877,905	812,252	65,653
Truck and trailer	123,318	144,485	(21,167)
Total	$1,001,223	$956,737	$44,486

19.)  Leasing and Equipment Finance
        Summary of Operations

($ 000s)
For the six months ended June 30:	2002	2001	Change
Net interest income	$20,723	$20,496	$227
Provision for credit losses	5,112	5,402	(290)
Non-interest income	26,816	21,230	5,586
Amortization of goodwill	—	214	(214)
Non-interest expense	19,690	19,173	517
Income tax expense	8,327	6,400	1,927
Net Income	$14,410	$10,537	$3,873

20.)  Leasing and Equipment Finance
        Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	6/30/2002	12/31/2001
Winthrop	.82%	.24%
Wholesale	.34	.28
Middle market	1.74	2.14
Small ticket	.31	1.17
Leveraged leases	—	—
Truck and trailer	5.27	7.59
Total	1.42	1.84

21.)  Allowance for Loan & Lease Losses

	12/99	12/00	12/01	6/02
	($ millions)
Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$75.2
Net Charge-offs	$26.4	$3.9	$12.5	$13.7

As a% of Loans & Leases:
Allowance	.71%	.78%	.91%	.92%
NCOs	.35%	.05%	.15%	.34	%*

*     YTD

22.)  Credit Quality

At June 30, 2002

•               Net charge-offs to average loans and leases .34% (annualized); 3rd best* of the Top 50 banks in 2001; 2nd best* in 2000

•               Non-performing assets to net loans and leases .84%

•               Over-30-day delinquency rate .51%

Commercial	.03%
Consumer	.61%
Leasing & equipment finance	1.42%
Residential real estate	.48%

*     Source: Keefe, Bruyette & Woods, Inc.

23.)  Delinquencies (over 30-day)*

	12/99	12/00	12/01	3/02	6/02
	($ millions)
Delinquencies	$33.1	$58.9	$46.8	$44.3	$41.6

Delinquencies (percent)	.42%	.69%	.57%	.55%	.51%

*     Excludes non-accrual loans and leases

24.)  Non-Performing Assets

	12/99	12/00	12/01	3/02	6/02
	($ millions)
Non-Accrual Loans and Leases	$24.1	$35.2	$52.0	$49.7	$43.4
Real Estate Owned	$10.9	$10.9	$14.6	$20.8	$24.2
Total	$35.0	$46.1	$66.6	$70.5	$67.6

Reserves/NAs	232%	189%	144%	152%	173%
NPAs/Assets	.33%	.41%	.59%	.63%	.59%

25.)  Net Charge-offs

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$6.1	$9.3	$—	$0.9	$8.7
Second Quarter	$5.4	$6.8	$1.2	$3.9	$5.0
Third Quarter	$5.7	$7.3	$0.7	$2.1
Fourth Quarter	$8.7	$3.0	$2.0	$5.6

Total	$25.9	$26.4	$3.9	$12.5	$13.7

NCOs/Avg. Loans & Leases (annualized)	.36%	.35%	.05%	.15%	.34%

26.)  Net Charge-offs by Business Line

	2Q02		1Q02
($ 000s)	$	%*	$	%*
Consumer	$938.14%		$915.15%
Commercial real estate	1,630.38		439.10
Commercial business	195.18		4,996	4.63
Leasing and equipment finance
Winthrop	43.06		19.03
Wholesale	671	1.39	291.59
Middle market	298.50		147.30
Truck and trailer	1,034	3.23	1,528	4.37
Small ticket	183.69		393	1.56
Leveraged leases	—	—	—	—
Total leasing and equipment finance	2,229.90		2,378.99
Subtotal	4,992.35		8,728.62
Residential real estate	(4)	—	(2)	—
Total	$4,988.25		$8,726.43

*              Annualized

27.)  Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	6/02*
	(#)
Branches	221	311	338	352	375	378

Branch Openings	19	106	35	25	27	8

*   Anticipate opening 18 more new branches during the remainder of 2002 and 24 new branches in 2003.

28.)  De Novo Branch Expansion

	1998	1999	2000	2001	2002	2003
	(# of new branches opened)
Actual	106	35	25	27	18	—
Planned	—	—	—	—	8	24
Total	106	35	25	27	26	24

TCF currently has branches under construction in each of its markets.

29.)  De Novo Expansion

Branch Openings:	2002	2003
Minnesota	5	5
Illinois / Wisconsin	12	6
Michigan	5	6
Colorado	4	7
Indiana	—	—
Total	26	24

30.)  TCF Minnesota

•              503,200 DDA accounts, up 18,200 YTD

•              48 Traditional branches; 42 Supermarket branches

•              Five new branches in both 2002 and 2003

•              Second largest DDA market share

•              Consolidated market, four banks with 70% of market

31.)  TCF Lakeshore

•              589,200 DDA accounts, up 35,700 YTD

•              48 Traditional branches; 172 Supermarket branches

•              Twelve new branches in 2002; two Supermarket and four Traditional in 2003

•              Future emphasis on Traditional expansion in city and near city locations

•              #2 share non-interest DDA and #3 share all DDA (Chicago)

•              Small market share in large, highly fragmented market

32.)  TCF Michigan

•              196,700 DDA accounts, up 9,000 YTD

•              Domintates Ann Arbor market, small but rapidly growing Detroit metro share

•              42 Traditional branches; 12 Supermarket branches

•              Five new Traditional branches in 2002; six new branches in 2003

•              Results significantly exceeding De Novo Model

•              Sold 22 branches since 1997

•              Same major competitors as Lakeshore plus Comerica

•              Small market share in large, moderately fragmented market

33.)  TCF Colorado

•              Five-year old de novo bank

•              24,800 DDA accounts, up 1,900 YTD

•              Two Traditional branches; twelve Supermarket branches

•              Four new Traditional branches in 2002; seven new branches in 2003

•              Commercial Lending function to be added in 2003

•              Highly fragmented market, rapidly growing market

34.)  Power Liabilities®

($ millions)	June 30, 2002
	MN/CO	Lakeshore	Michigan	Consolidated
Core Deposits	$2,388	$2,105	$902	$5,398
Change*	19%	34%	21%	25%
Certificates	866	818	475	2,159
Change*	(6)%	(20)%	(25)%	(16)%
Total	$3,254	$2,923	$1,377	$7,557
Change*	11%	13%	—%	9%

Checking Accounts (# 000s)	528	589	197	1,314
Change*	5.9%	12.9%	11.8%	9.8%

*     Change from June 30, 2001

35.)  Retail Checking Deposits +19%*

	12/98	12/99	12/00	12/01	6/02
	($ millions)
Supermarket Branches	$272	$354	$475	$591	$686
Traditional Branches	$1,340	$1,387	$1,535	$1,715	$1,854

Total	$1,612	$1,741	$2,010	$2,306	$2,540

Average Rate	.22%	.21%	.20%	.07%	.05%

*     Twelve-month growth rate

36.)  Retail Checking Accounts +10%*

	12/98	12/99	12/00	12/01	6/02
	(000s)
Supermarket Branches	260	351	428	511	551
Traditional Branches	653	681	703	738	763

Total	913	1,032	1,131	1,249	1,314

*     Twelve-month growth rate

37.)  Fee Revenue Per Retail Checking Account

	1998	1999	2000	2001	6/02*
	($)

Fee Revenue per Retail Checking Account	$143	$168	$190	$209	$206

*     Annualized

38.)  Retail Savings & Money Market Deposits +31%*

	1998	1999	2000	2001	6/02
	($ millions)

Money Market	$672.1	$656.3	$794.2	$879.9	$836.3
Savings	$1,106.0	$1,039.0	$964.3	$1,113.4	$1,611.9

Total	$1,778	$1,695	$1,758	$1,993	$2,448

*     Twelve-month growth rate

39.)  Supermarket Branch Growth +7%(1)

	12/97	12/98	12/99	12/00	12/01	6/02(2)

Supermarket Branches	63	160	195	213	234	238

Branch Openings	15	99	34	22	21	7

(1)     Twelve-month growth rate

(2)     Anticipate opening 7 more new supermarket branches during the remainder of 2002.

40.)  Supermarket Deposit Growth +30%*

	12/98	12/99	12/00	12/01	6/02
	($ millions)

Deposits	$618	$826	$1,074	$1,213	$1,487

Average Rate	2.16%	2.24%	2.73%	1.23%	1.22%

*     Twelve-month growth rate

41.)  Supermarket Checking Accounts +16%*

	12/98	12/99	12/00	12/01	6/02
	(000s)

Checking Accounts	260	351	428	511	551

*     Twelve-month growth rate

42.)  Supermarket Fee Income Growth +15%*

	1998	1999	2000	2001	2002
	($ millions)

First Quarter	$8.8	$17.4	$23.3	$29.6	$33.3
Second Quarter	$13.2	$21.6	$28.5	$35.1	$41.3
Third Quarter	$14.7	$23.1	$30.0	$35.3
Fourth Quarter	$16.8	$24.6	$30.2	$36.7

Total	$53	$87	$112	$137	$75

*     YTD growth rate (‘02 vs. ‘01)

43.)  Supermarket Consumer Loans +29%*

	12/98	12/99	12/00	12/01	6/02
	($ millions)

Consumer Loans	$108	$193	$233	$305	$341

*     Twelve-month growth rate

44.)  Retail Model — Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)

Supermarket Branch	$(178)	$(52)	$47	$111	$161	$204	$239	$264	$290	$311
Traditional Branch	$(361)	$(164)	$(11)	$167	$291	$440	$537	$629	$689	$736

Capital Expenditure: $250,000 Supermarket branch, $2.4 million Traditional branch

*     Includes consumer lending

45.)  TCF Express Card Revenue +24%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$1.9	$3.5	$6.0	$8.0	$10.1
Second Quarter	$2.7	$4.8	$7.1	$9.3	$11.4
Third Quarter	$3.0	$5.3	$7.5	$10.1
Fourth Quarter	$3.5	$5.9	$8.1	$10.0

Total	$11.1	$19.5	$28.7	$37.4	$21.5

Cards (000s)	774	929	1,057	1,196	1,334

*     YTD growth rate (‘02 vs. ‘01)

46.)  TCF Express Card

•              11th largest U.S. Visa debit card issuer(1)

•              6.8 million average transactions per month in 2Q02

•              26.1% increase in the number of customer purchases(2)

•           15.8% increase in the number of TCF Express Cards(2)

•           Interchange revenue of $11.4 million in 2Q02, an increase of 24%(2)

•              Percentage of active Express Card users increased to 53.3% in 2Q02, up from 51.3% in 2Q01

•              Average number of transactions per month increased to 11.8 in 2Q02, up from 11.0 in 2Q01

•              18 million phone minutes awarded for TCF Express Card usage in 2Q02; 67 million minutes awarded in 2001; 38.6 million minutes awarded in 2000

(1)      Source:  Visa, at March 31, 2002;  ranked by sales volume

(2)      2Q02 vs. 2Q01

47.)  Small Business Checking Deposits +50%(1)

	12/98(2)	12/99	12/00	12/01	6/02
	(000s)

Small Business Checking Deposits	$128	$196	$255	$337	$375

(1)     Twelve-month growth rate

(2)     Free Small Business Checking

48.)  Small Business Checking Accounts

At June 30, 2002

•              Relationship banking offering multiple product lines to business owners

•              $375 million in 0% interest checking account deposits

•              Business loans up to $35,000; home equity loans up to $500,000

•              Commercial Insurance — property coverage, liability, workers compensation, health benefits

•              Other services — payroll services, merchant processing, brokerage accounts

•              33,200 activated small business Express Cards

49.)  Internet Banking Accounts +327%*

	12/00	12/01	6/02
	(000s)

Internet Banking Accounts	30	143	198

*     Twelve-month growth rate

50.)  Campus Banking

At June 30, 2002

•              Alliances formed with:

•              University of Minnesota

•              University of Michigan

•              St. Cloud State University in MN

•           Northern Illinois University — Dekalb

•           Saginaw Valley State University in MI

•              Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•              67,200 total checking accounts

•              $77.2 million in deposits

51.)  Diluted EPS Growth +19%*

	1998	1999	2000	2001	2002
	($)
First Quarter	$0.43	$0.44	$0.51	$0.62	$0.75
Second Quarter	$0.45	$0.49	$0.59	$0.67	$0.78
Third Quarter	$0.42	$0.52	$0.59	$0.69
Fourth Quarter	$0.46	$0.55	$0.66	$0.72

Total	$1.76	$2.00	$2.35	$2.70	$1.53

*     YTD growth rate (‘02 vs. ‘01)

52.)  Net Income +14%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$39.9	$37.3	$40.7	$48.2	$56.3
Second Quarter	$40.2	$41.0	$46.7	$52.0	$58.0
Third Quarter	$36.6	$42.8	$46.7	$52.9
Fourth Quarter	$39.5	$45.0	$52.2	$54.2

Total	$156	$166	$186	$207	$114

*      YTD growth rate (‘02 vs. ‘01)

53.)  Dividends Paid +15%(1)

	1998	1999	2000	2001	2002(2)
	(000s)
Small Business Checking Deposits	$.6125	$.725	$.825	$1.00	$1.15

(1)     YTD growth rate (‘02 vs. ‘01)

(2)     Subject to Board of Directors approval

54.)  Net Interest Income +7%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$109.2	$104.8	$106.8	$113.8	$124.5
Second Quarter	$107.3	$106.7	$110.2	$119.3	$124.3
Third Quarter	$104.6	$106.6	$110.7	$122.4
Fourth Quarter	$104.7	$106.1	$110.8	$125.7

Total	$426	$424	$439	$481	$249

Net Interest Margin	4.84%	4.47%	4.35%	4.51%	4.80%

*     YTD growth rate (‘02 vs. ‘01)

55.)  Fees and Other Revenue +12%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$51.7	$62.4	$71.7	$80.7	$94.9
Second Quarter	$56.9	$67.2	$81.3	$95.7	$101.8
Third Quarter	$64.3	$71.1	$84.1	$95.3
Fourth Quarter	$62.7	$73.7	$86.3	$95.6

Total	$236	$274	$323	$367	$197

3.48% of Average Assets
44% of Total Revenues

*     YTD growth rate (‘02 vs. ‘01)

56.)  New Businesses

•        Discount Brokerage

•              De novo, launched June 2001

•              Cross selling and account growth opportunities

•              Expanded fee income generation

•        TCF Express Coin ServiceSM coin counters

•        TCF Command Protection Plan

•              Monthly payments

•              Another source of fee revenue

•        Insurance Products

•              “Future Generations” life insurance product

•              Putnam CollegeAdvantage Plan

57.)  How We Are Doing

Financial

Highlights

58.)  Interest Rate Risk Management

Cumulative One Year Gap

	12/00	12/01	6/02
	($ millions)
Adjusted Gap	$(215)	$242	$873

Adjusted Gap %	(1.9)%	2.1%	7.6%

59.)  Variable-Rate Assets and Liabilities(1)

($ millions)
			Change
	6/30/2002	12/31/2001	Increase/(Decrease)
ASSETS
Commercial Loans	$834	$747	$87	12%
Consumer Loans(2)	821	315	506	161%
Total Assets	$1,655	$1,062	$593	56%

LIABILITIES
Borrowings(3)	$486	$720	$(234)	(33)%
Total Liabilities	$486	$720	$(234)	(33)%

Net Asset/(Liability) Sensitivity(4)	$1,169	$342	$827	242%

(1)   Includes only those assets and liabilities tied to a variable-rate index that would reprice within 30 days if the Federal Reserve changed interest rates.

(2)   Total variable-rate consumer loans less loans at their floor rate.  Loans at their floor rate totaled $745 million at 6/30/02 and $946 million at 12/31/01.

(3)   Includes short-term and variable-rate borrowings.

(4)   Does not reflect potential repricing of deposit rates set by management.

60.)  MBS and Residential Portfolios

($ millions)	6/01	9/01	12/01	3/02	6/02
MBS Portfolio balance	$1,841	$1,757	$1,574	$1,559	$1,929
Residential Portfolio balance	$3,252	$3,123	$2,733	$2,458	$2,249
Total	$5,093	$4,880	$4,307	$4,017	$4,178

61.)  Financial Highlights

($ millions, except per-share data)	Second Quarter
	2002	2001*	Change
Net Interest Income	$124.3	$119.3	4%
Fees & Other Revenues	101.8	$95.6	6%
Top-Line Revenue	226.1	$214.9	5%

Provision	4.7	5.4	(13)%
Non-Interest Expenses	131.9	126.0	5%
Net Income	$58.0	$52.0	11%
Diluted EPS	$.78	$.67	16%
ROA	2.04%	1.78%	26 bps
RORE	25.75%	23.22%	253 bps

*      In 2002, new accounting rules under generally accepted accounting principles (GAAP) eliminated the amortization of goodwill. Goodwill amortization reduced net income in the second quarter of 2001 by $1.9 million or 3 cents per common share.

62.)  Power Profits

		YTD
Average Balance ($ millions)		2002
	Balance	Income*	% Profit
Commercial Lending	$2,144	$7,013	6%
Consumer Lending	2,768	20,986	18%
Leasing and Equipment Finance	974	14,410	13%
Mortgage Banking	211	2,893	3%
Total Power Assets®	$6,097	45,302	40%

Traditional Branches (140)	$5,870	36,627	32%
Supermarket Branches (238)	1,341	10,447	9%
Total Power Liabilities®	$7,211	47,074	41%
Total Power Assets & Liabilities		92,376	81%

Equity		15,572	13%
Total Power Businesses		107,948	94%

Treasury & Other		6,340	6%
Total Net Income		$114,288	100%

*     Profit center net income ($ in 000s)

63.)  TCF vs. Top 50 Banks*

Quarter-ended March 31, 2002

		Top 50
		Banks
	TCF	Average
ROA	2.01%	1.32%

		Top 50
		Banks
	TCF	Average
RORE	24.86%	15.55%

*     Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/02

Source:  Thomson Financial/Carson

64.)  TCF vs. Top 50 Banks*

Quarter-ended March 31, 2002

		Top 50
		Banks
	TCF	Average
Revenue Growth	13%	(5)%

Top 50
Banks
	TCF	Average
Net Charge-Offs	43bps	65bps

*     Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/02

Source:  Thomson Financial/Carson and Keefe, Bruyette & Woods, Inc.

65.)  TCF vs. Top 50 Banks*

March 31, 2002

		Top 50

	TCF	Banks
Net Interest Margin	4.83%	4.09%

Top 50
Banks
	TCF	Average
Price/Estimated EPS	16.74x	15.07x

*     Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/02

Source:  Thomson Financial/Carson, IBES

66.)  Return to Shareholders(1) +27%(2)

	Index Value
Period Ending	12/31/1991	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	6/30/2002

TCF Financial Corporation	$100.00	$152.64	$182.83	$228.36	$375.97	$503.68	$800.96	$583.34	$616.35	$1,137.53	$1,254.09	$1,298.06
S&P 500	$100.00	$107.62	$118.47	$120.03	$165.13	$202.89	$270.59	$347.84	$421.04	$382.69	$337.23	$292.81
SNL All Bank & Thrift Index	$100.00	$137.32	$152.38	$149.01	$231.98	$321.56	$493.61	$523.96	$501.26	$605.54	$614.48	$626.45

(1)    Assumes $100 invested December 31, 1991 with dividends reinvested

(2)    Annualized return since 12/31/91

Source:  SNL Securities LC

67.)  Market Returns*

June 30, 2002

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	8.43%	23.95%	17.60%	25.18%
S&P Bank Composite	1.48%	(1.67)%	4.42%	12.72%
S&P MidCap Index	(4.72)%	6.66%	12.57%	15.06%
Dow Jones Industrial Average	(10.33)%	(3.94)%	5.54%	13.13%
S&P 500 Index	(17.99)%	(9.18)%	3.66%	11.43%

*    Assumes dividend reinvestment

Source:  Sit Investment Associates

68.)  Cautionary Statement

This investor presentation contains “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts.  TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties.  The terrorist attacks on September 11, 2001 and related subsequent developments, have had an adverse impact on the United States’ economy and could have a continuing adverse impact on the economy and the Company’s business, most likely by reducing capital and consumer spending.  Such developments could result in decreased demand for TCF’s products and services, and increased credit losses.  Several recent high-profile instances of financial reporting irregularities, unrelated to the Company, have given rise to concerns about the accounting practices of public companies, and resulted in demands for additional regulatory requirements and improved controls over accounting practices.  Adverse public reaction to such developments, including a loss of investor confidence and stock market declines, may contribute to economic malaise with a negative impact on the Company’s business.  Also additional regulatory and financial reporting requirements may impose added costs or other burdens on the Company.  The investor presentation provides data as of the end of the second quarter 2002 (June 30, 2002).  From time-to-time, information may be added, but the financial information will generally be updated only quarterly, and some information may not be current.  Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP).  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

69.)

NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividends Paid
Dec-91	$4.84	$.10
Dec-92	$7.25	$.12
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Jun-02	$49.10	$1.15	(annualized)

Glossary of Financial Terms

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

Annualized net income divided by average common stockholders’ equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Stock Option Overhang

Amount of incentive stock options divided by total shares outstanding.

Tangible Equity

Total stockholders’ equity less goodwill and deposit based intangibles.

Top-Line Revenue

Net interest income plus Fees and Other Revenues.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

Dated:  August 23, 2002

TCF FINANCIAL CORPORATION

BY	/s/ WILLIAM A. COOPER
William A. Cooper
Chairman of the Board,
Chief Executive Officer and Director

/s/ NEIL W. BROWN
Neil W. Brown
Executive Vice President,
Chief Financial Officer and Treasurer

/s/ DAVID M. STAUTZ
David M. Stautz
Senior Vice President,
Controller and Assistant Treasurer